Sales Revenues - Summary Of Breakdown Of Income From Leases Included in Finance Income From Finance Business (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022
Disclosure of income from lease included in finance income as follows:
Financial income related to net lease investment	¥ 208,257	¥ 164,820	¥ 134,512
Operating leases	1,207,719	1,169,018	1,093,545
Total	¥ 1,415,975	¥ 1,333,838	¥ 1,228,057